                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):          May 20, 1998
                                                  ------------------------------

                      Security Dynamics Technologies, Inc.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
               ---------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

      000-25120                                          04-2916506
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

20 Crosby Drive
Bedford, Massachusetts                                                  01730
---------------------------------------                               ----------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (781) 687-7000
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS



     On March 26, 1998, Security Dynamics Technologies, Inc. (the "Company") acquired Intrusion Detection Inc. ("IDI") pursuant to an Agreement and Plan of Merger, dated as of March 26, 1998, by and among the Company, IDI, Apple Acquisition Corp., a wholly owned subsidiary of the Company, and Robert Kane and Lillian Kane (the "IDI Acquisiton"). The Company issued 784,342 shares of common stock in exchange for all of IDI's outstanding common stock. The Company's Selected Consolidated Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements, which are filed as exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference, have been prepared accounting for the IDI Acquisition using the pooling of interests method of accounting.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

Exhibit No.                        Description
-----------                        -----------

   23.1  Consent of Deloitte & Touche LLP, independent auditors.
   23.2  Consent of Ernst & Young LLP, independent auditors.
   27.1  Restated Financial Data Schedule for the year ended December 31, 1995
   27.2  Restated Financial Data Schedule for the three months ended March 31,
          1996
   27.3  Restated Financial Data Schedule for the six months ended June 30, 1996
   27.4 Restated Financial Data Schedule for the nine months ended September 30, 1996
   27.5  Restated Financial Data Schedule for the year ended December 31, 1996
   27.6  Restated Financial Data Schedule for the three months ended March 31,
          1997
   27.7  Restated Financial Data Schedule for the six months ended June 30, 1997
   27.8 Restated Financial Data Schedule for the nine months ended September 30, 1997
   27.9  Restated Financial Data Schedule for the year ended December 31, 1997
   99.1  Selected Consolidated Financial Data.
   99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations.
   99.3 Consolidated Financial Statements of Security Dynamics Technologies, Inc. as of December 31, 1996 and 1997 and for the years ended December 31, 1995, 1996 and 1997 and Independent Auditors' Reports thereon.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 20, 1998             SECURITY DYNAMICS TECHNOLOGIES, INC.
                               ------------------------------------
                                         (Registrant)


                                   By: /s/ Marian G. O'Leary
                                       ----------------------------
                                           Marian G. O'Leary
                                           Senior Vice President, Finance
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------

   23.1  Consent of Deloitte & Touche LLP, independent auditors.

   23.2  Consent of Ernst & Young LLP, independent auditors.

   27.1  Restated Financial Data Schedule for the year ended December 31, 1995

   27.2  Restated Financial Data Schedule for the three months ended March 31,
          1996

   27.3  Restated Financial Data Schedule for the six months ended June 30, 1996

   27.4 Restated Financial Data Schedule for the nine months ended September 30, 1996

   27.5  Restated Financial Data Schedule for the year ended December 31, 1996

   27.6  Restated Financial Data Schedule for the three months ended March 31,
          1997
   27.7  Restated Financial Data Schedule for the six months ended June 30, 1997

   27.8 Restated Financial Data Schedule for the nine months ended September 30, 1997

   27.9  Restated Financial Data Schedule for the year ended December 31, 1997

   99.1  Selected Consolidated Financial Data.

   99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations.

   99.3 Consolidated Financial Statements of Security Dynamics Technologies, Inc. as of December 31, 1996 and 1997 and for the years ended December 31, 1995, 1996 and 1997 and Independent Auditors' Reports thereon.